UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2023

Kidpik Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41032	81-3640708
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Park Avenue South, 3rd Floor New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 399-2323

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PIK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of New Director

Effective on December 6, 2023, the Board of Directors of Kidpik Corp., a Delaware corporation (the “Company”), appointed Mr. Louis G. Schott as a member of the Board of Directors of the Company, to fill the vacancy on the Board of Directors created by the resignation of David Oddi, which as previously disclosed, was effective on November 27, 2023. Mr. Schott was appointed to the Board of Directors pursuant to the power provided to the Board of Directors by the Company’s Bylaws. Mr. Schott was appointed as a Class I director. As a Class I director, Mr. Schott is expected to stand for election by the Company’s stockholders at the 2025 Annual Meeting of Stockholders.

The Board of Directors determined that Mr. Schott was “independent” pursuant to the rules of the NASDAQ Capital Market and pursuant to Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended.

Mr. Schott is not party to any material plan, contract or arrangement (whether or not written) with the Company and there are no arrangements or understandings between Mr. Schott and any other person pursuant to which Mr. Schott was selected to serve as a director of the Company, nor is Mr. Schott a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

The Company contemplates entering into an Indemnification Agreement with Mr. Schott. The Indemnification Agreement will provide for indemnification of, and advancement of litigation and other expenses to, Mr. Schott to the fullest extent permitted by law for claims relating to his service to the Company, subject to the terms and conditions contained in the form of Indemnification Agreement incorporated by reference hereto as Exhibit 99.1. The Indemnification Agreement will be identical in all material respects to the indemnification agreements entered into with other Company directors.

There are no family relationships between any director or executive officer of the Company, including Mr. Schott, except that Ezra Dabah, the Company’s Chairman and Chief Executive Officer, is the father of Moshe Dabah, the Company’s Vice President, Chief Operating Officer and Chief Technology Officer.

Mr. Schott was appointed as a member of, and as Chairperson of, the Company’s Audit Committee upon his appointment to the Board of Directors, and as a result, the Company now has an Audit Committee consisting of three independent directors. Mr. Schott was also appointed as a member of the Company’s recently formed Strategy and Alternatives Committee.

The Company has no formal director compensation policy; however, Mr. Schott was granted 60,270 shares of fully-vested common stock of the Company upon his appointment to the Board, valued at $25,000. The shares will be issued under the Company’s First Amended and Restated 2021 Equity Incentive Plan. Moving forward, it is expected that Mr. Schott will receive equity consideration for his services on the Board of Directors, issuable in the discretion of the Board of Directors, provided that the Company has no current plans to award any additional equity compensation to Mr. Schott.

Biographical information for Mr. Schott is provided below:

Louis G. Schott, age 57

Mr. Schott has over 25 years of legal and business experience, including a strong background in restructuring, mergers and acquisitions, public company regulations and requirements, title, energy finance, business development, general negotiations and land. Mr. Schott’s recent restructuring experience includes restructurings within and outside of bankruptcy and both public, traded on the TSX and NYSE American, and private entities.

Mr. Schott has served as Principal of Fides Energy, LLC, an oil and gas, real estate, green energy solutions, insurance, annuities and settlement company, since January 2017. Since January 2020, Mr. Schott has served as a Co-Principal of Insurance Securities and Union Title Guarantee Company, a company in the oil and gas and real estate investment industry. From May 2018 to December 2020, Mr. Schott served as Interim Chief Executive Officer of Camber Energy, Inc. (NYSE American:CEI), an oil and gas exploration company, after serving as a consultant to Camber Energy, Inc., from June 2017 to June 2018.

Prior to that, Mr. Schott was the Interim Chief Executive Officer of EnerJex Resources, Inc. (NYSE American:ENRJ)(“EnerJex”), a position which he held from February 2017 to March 2018. As CEO, he led restructuring efforts, cost reductions and the successful completion of a merger between EnerJex and a privately held company (AgEagle Aerial Systems, Inc.).

Mr. Schott was previously General Counsel and Treasurer of TexOak Petro Holdings LLC (“TexOak”) and its subsidiaries including Equal Energy (“Equal”), from 2009 through August 2016, where he actively performed all legal functions, including corporate structure and governance, negotiation of oil and gas acquisitions and divestitures, drafting review and certification of all corporate and financial documents, legal and land due diligence, corporate finance, litigation management, risk management, insurance, corporate policies, and human resource management. At TexOak, Mr. Schott successfully managed two mergers including the merger with Equal, a Canadian public company dually listed on the New York Stock Exchange and the Toronto Stock Exchange and Equal’s subsequent privatization and redomestication. Mr. Schott was also instrumental in working with the CEO and the Board in guiding Petroflow’s predecessor through restructuring and bankruptcy, emerging as a private company with no debt and capital to grow.

Prior to joining TexOak’s subsidiary, Petroflow, in 2005, Mr. Schott served in various senior roles with TDC Energy (“TDC”) from 1996 through 2005. Prior to TDC, Mr. Schott was an oil and gas attorney with Liskow & Lewis in New Orleans.

Mr. Schott is a graduate of Tulane University with a BBA in Management, an MBA, and a Juris Doctorate. Mr. Schott is also a non-practicing unlicensed Certified Public Accountant.

We have concluded that Mr. Schott is well qualified to serve on our Board of Directors based upon his legal and business experience, including his background in restructuring, mergers and acquisitions.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Form of Director and Officer Indemnification Agreement (Filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 16, 2021, and incorporated by reference herein)(File No. 001-41032)
104	Inline XBRL for the cover page of this Current Report on Form 8-K

* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 8, 2023

Kidpik Corp.

By:	/s/ Ezra Dabah
Name:	Ezra Dabah
Title:	Chief Executive Officer